Exhibit 10.5

DISC MEDICINE, INC.

COMMON STOCK ISSUANCE AGREEMENT

This Common Stock Issuance Agreement (this “Agreement”) is made as of December 29, 2022, by and between Disc Medicine, Inc., a Delaware corporation with an office and place of business at 321 Arsenal Street, Suite 101, Watertown, MA 02472 (the “Company”), F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (“Roche US”; Roche Basel and Roche Financetogether referred to as “Roche”).

1.        Issuance of Stock. Subject to the terms and conditions of this Agreement, simultaneously with the execution and delivery of this Agreement by the parties or on such other date as the Company and Roche shall agree (the “Issuance Date”), the Company will issue to Roche Finance Ltd, a Swiss company (“Roche Finance”), 482,313 shares of the Company’s Common Stock (the “Shares”) in consideration of the license granted by Roche to the Company under that certain License Agreement, dated May 7, 2021, by and among the parties hereto, and that certain Addendum to License Agreement dated December 7, 2021, by and among the parties hereto, as further amended from time to time (collectively, the “License Agreement”). On the Issuance Date, the Company will enter the Shares in Roche Finance’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company. The Company will deliver to Roche, upon request, a notice of issuance with respect to the Shares as soon as practicable following such date. As used elsewhere herein, the term “Shares” refers to all of the Shares issued hereunder and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Roche is entitled by reason of Roche’s ownership of the Shares.

2.          Consideration. As consideration for the mutual promises and covenants set forth in this Agreement, Roche has granted to Company a license to use certain intellectual property pursuant to the License Agreement. The Company and Roche expressly acknowledge and agree that the Shares are being issued in accordance with, and subject to, the License Agreement, which is incorporated herein in full by reference.

3.          Limitations on Transfer. Roche shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, applicable laws, and the provisions below.

(a)          Before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transaction Roche (together with any future holder of the Shares, hereinafter referred to as the “Holder”) shall give notice to the Company of Holder’s intention to effect such sale, pledge, or transfer. The notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act of 1933, as amended from time to time (the “Securities Act”); (ii) a “no action” letter from the Securities and Exchange Commission to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon Holder shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a notice, legal opinion or “no action” letter (x) in any transaction in compliance with Rule 144; or (y) in any transaction in which such Holder distributes any Shares to its affiliate for no consideration; provided that with respect to transfers under the foregoing clauses, each transferee agrees in writing to be subject to the terms of this Section 3.

(b)          “Market Stand-off” Agreement. Holder hereby agrees that it will comply with the restrictions set forth in Section 10.11 of the License Agreement.

4.         Investment and Taxation Representations. In connection with the issuance of the Shares, Roche represents to the Company the following:

(a)          Roche is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Roche is acquiring the Shares for investment for Roche’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Roche does not have any present intention to transfer the Shares to any other person or entity.

(b)        Roche understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Roche’s investment intent as expressed herein.

(c)          Roche acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Roche further acknowledges and understands that the Company is under no obligation to register the securities.

(d)         Roche is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Roche understands that the Company provides no assurances as to whether it will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 4(d), Roche acknowledges and agrees to the restrictions set forth in Section 4(e) below.

(e)        Roche understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)          Roche represents that Roche is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Roche also agrees to notify the Company if Roche becomes subject to such disqualifications after the date hereof.

(g)          Roche understands that it may suffer adverse tax consequences as a result of Roche’s acquisition or disposition of the Shares. Roche represents that it has consulted any tax consultants Roche deems advisable in connection with the acquisition or disposition of the Shares and that Roche is not relying on the Company for any tax advice.

5.           Restrictive Legends and Stop-Transfer Orders.

(a)          Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares, shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i)          “THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)         “THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE COMMON STOCK ISSUANCE AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER OR ITS AFFILIATES, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(b)          Stop-Transfer Notices. Roche agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)          Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d)       Required Notices. Roche acknowledges that the Shares are issued and shall be held subject to all the provisions of this Agreement, the Company’s Certificate of Incorporation (as may be amended from time to time) and the Bylaws (as may be amended from time to time) copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Roche acknowledges that the provisions of this Section 5 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and Roche hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.

6.           Miscellaneous.

(a)         Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law.

(b)          Entire Agreement. This Agreement and the License Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c)          Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d)          Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e)          Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as provided in the License Agreement, as subsequently modified by written notice, or if no address is specified, at the most recent address set forth in the Company’s books and records.

(f)           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)         Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h)          Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

(i)          Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Agreement or any notices required by applicable law or the Company’s Certificate of Incorporation or Bylaws by email or any other electronic means. Roche hereby consents to (i) conduct business electronically, (ii) receive such documents and notices by such electronic delivery at the addresses indicated on the signature pages hereto and (iii) sign documents electronically and agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

[Signature Page Follows]

The parties have executed this Common Stock Issuance Agreement as of the date first set forth above.

COMPANY:

DISC MEDICINE, INC.

By:	/s/John Quisel
Name:	John Quisel
Title:	President & CEO

F. HOFFMANN-LA ROCHE LTD

By:	/s/Vikas Kabra
Name:	Vikas Kabra
Title:	Authorized Signatory

By:	/s/Barbara Schroeder de Castro Lopes
Name:	Barbara Schroeder de Castro Lopes
Title:	Authorized Signatory

HOFFMANN-LA ROCHE INC.

By:	/s/Gerald Bohm
Name:	Gerald Bohm
Title:	Authorized Signatory

Address: F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
4070 Basel
Switzerland
Attn: Legal Department
E-mail: and
and

Hoffmann-La Roche Inc.
150 Clove Road, Suite 8
Little Falls
New Jersey 07424, U.S.A.
Attn: Corporate Secretary
E-mail:

[Signature Page to Common Stock Issuance Agreement]